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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 2

                                       TO

                           SECOND AMENDED AND RESTATED

                         MULTICURRENCY CREDIT AGREEMENT

                            DATED AS OF JULY 27, 1999

          THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of June 28, 2000 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD. (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as administrative agent (the "Administrative Agent") on behalf of the Lenders under that certain Second Amended and Restated Multicurrency Credit Agreement dated as of July 27, 1999 by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent as amended by Amendment No. 1 thereto dated as of March 30, 2000 (as so amended and as further amended, modified, supplemented or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

          WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

     1. Amendment to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     1.1. Section 1.1 of the Credit Agreement is amended to delete the definitions of Borrower, Holders of Secured Obligations, Issuing Lender and Permitted Receivables Financing therein in their entirety and to substitute the following therefor:

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          "BORROWER" means, as applicable, Brightpoint, BPI, Brightpoint BV2 and any Subsidiary Borrower and their respective successors and assigns.

          "HOLDERS OF SECURED OBLIGATIONS" means the holders of the Secured Obligations from time to time and shall refer to (i) each Lender in respect of its Loans (including, if applicable, any agency or Affiliate of the Alternate Currency Lender utilized for making Alternate Currency Loans),
     (ii) each of the Issuing Lenders and the Alternate Currency Lender in respect of Reimbursement Obligations and other Obligations relating to its Facility Letters of Credit (including, if applicable, any agency or Affiliate of the Issuing Lenders or Alternate Currency Lender utilized for issuing any Letters of Credit or Alternate Currency Letters of Credit),
     (iii) the Administrative Agent, the Arranger, the Swing Line Lender and the Issuing Lenders in respect of all other present and future obligations and liabilities of any Borrower or any of their subsidiaries of every type and description arising under or in connection with this Agreement or any other Loan Document, (iv) each Indemnitee in respect of the obligations and liabilities of any Borrower to such Person hereunder or under any of the Loan Documents, (v) each Lender (or any agency or Affiliate thereof) in respect of all Hedging Obligations of any Borrower or any of their Subsidiaries to such lender (or agency or Affiliate thereof) and (vi) their respective successors, transferees and assigns.

          "ISSUING LENDER" means, as the context may require, (i) Bank One (or its predecessors) (directly or through one or more if its Affiliates) with respect to Facility Letters of Credit issued by it or its Affiliates pursuant to this Agreement, (ii) Bank One, with respect to the Existing Letters of Credit, (iii) any other Lender (directly or through one or more of its Affiliates) that becomes an Issuing Lender, pursuant to Section 2.20, with respect to Facility Letters of Credit issued by such Lender,
     (iv) the Alternate Currency Lender or any of its Affiliates with respect to the issuance of Alternate Currency Letters of Credit or (v) collectively, all the foregoing.

          "PERMITTED RECEIVABLES FINANCING" means the sale, financing or factoring of Foreign Receivables in an aggregate amount (based on the face amount of such Foreign Receivables) not to exceed $50,000,000 at any one time or from time to time (after deduction of the amount of such Foreign Receivables which from time to time have either been collected or written off in accordance with the applicable Subsidiary's credit and collection policy).

     1.2. Section 1.1 of the Credit Agreement is further amended to add the following definition in the applicable alphabetical location.

          "SECURED FACILITY LETTERS OF CREDIT" means a Letter of Credit issued for the account of Brightpoint BV2 under the provisions of Section 2.20 and for which collateral has been granted pursuant to the provisions of Section 6.3(C)(vi).

     1.3. Section 2.20 of the Credit Agreement is hereby amended to delete the terms thereof in their entirety and to substitute the following therefor:

          2.20 Letter of Credit Facility; Limitation of Brightpoint BV2 Status. Upon receipt of duly executed applications therefor, and such other documents, instructions and agreements as such Issuing Lender may reasonably require, and subject to the


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     provisions of Article IV, the Administrative Agent shall, or any other
     Lender in its sole discretion may, issue letters of credit denominated in Dollars or in any Agreed Currency for the account of Brightpoint, BPI or Brightpoint BV2, on terms as are satisfactory to such Issuing Lender; provided, however, that no Facility Letter of Credit will be issued for the account of Brightpoint, BPI or Brightpoint BV2 by an Issuing Lender if on the date of issuance, before or after taking such Facility Letter of Credit into account, (i) the Dollar Amount of the Revolving Credit Obligations at such time would exceed the Aggregate Revolving Loan Commitments at such time or (ii) the aggregate outstanding Dollar Amount of the L/C Obligations exceeds Sixty Million and 00/100 Dollars ($60,000,000); and provided, further, that no Facility Letter of Credit shall be issued which has an expiration date more than one year after the date of issuance of such Facility Letter of Credit or an expiration date later than the date which is five (5) Business Days immediately preceding the Termination Date; provided, further, that although such letters of credit were issued prior to the date of this Agreement, effective on the Closing Date all Existing Letters of Credit shall be treated as Facility Letters of Credit hereunder. In addition to the foregoing and notwithstanding anything else herein to the contrary, with respect to Facility Letters of Credit to be issued for the account of Brightpoint BV2, no such Facility Letter of Credit will be issued by an Issuing Lender unless (1) prior to such date Brightpoint BV2 has satisfied all of the conditions contained in Section 3 of Amendment No. 2 to this Agreement dated as of June 28, 2000 and (2) the Dollar Amount of such Facility Letter of Credit together with all other Facility Letters of Credit issued for the account of Brightpoint BV2 does not exceed the Dollar Amount of all Collateral maintained by the applicable Issuing Lender for such Facility Letters of Credit. Each Facility Letter of Credit may, upon the request of the applicable Borrower, include a provision whereby such Facility Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Termination Date) unless the Issuing Lender notifies the beneficiary thereof at least 30 days prior to the then-applicable expiry date that such Facility Letter of Credit will not be renewed. Prior to issuing any Facility Letter of Credit, the applicable Issuing Lender shall request and the Administrative Agent shall provide confirmation that the request for such Facility Letter of Credit complies with the provisions of this Section 2.20. If the Administrative Agent notifies the applicable Issuing Lender that it is authorized to issue such Facility Letter of Credit, and the conditions described in Article IV have been satisfied, then such Issuing Lender shall issue such Facility Letter of Credit as requested. The applicable Issuing Lender shall give the Administrative Agent and each Lender prompt notice of the issuance of any such Facility Letter of Credit by it. Each Issuing Lender shall furnish to the Administrative Agent and each Lender on the first Business Day of each month a written report, with respect to each outstanding Facility Letter of Credit issued by such Issuing Lender, summarizing whether such Facility Letter of Credit is a standby or commercial Facility Letter of Credit, the maximum amount available to be drawn thereon, the beneficiary and the issuance and expiration dates thereof and, if such Letter of Credit is a Secured Facility Letter of Credit, a written description of the Collateral maintained with respect thereto. Together with each such monthly report each Issuing Lender shall provide the Administrative Agent a copy of each Facility Letter of Credit issued by such Issuing Bank during the previous month. Notwithstanding anything in this Agreement to the contrary,



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     Brightpoint BV2 shall be included as a Borrower under this Agreement solely for the purpose of the issuance of Facility Letters of Credit for its account under this Section 2.20 and shall not be entitled to borrow Loans or Alternate Currency Loans.

     1.4. Sections 2.22 and 2.23 of the Credit Agreement are hereby amended to delete the terms thereon in their entirety and to substitute the following therefor:

          2.22 Reimbursement Obligation. Each of the Borrowers agrees unconditionally, irrevocably and absolutely upon receipt of notice from the Administrative Agent or the applicable Issuing Lender to pay immediately to the Administrative Agent, for the account of the applicable Issuing Lender or the account of the Lenders, as the case may be, the amount of each advance which may be drawn under or pursuant to a Facility Letter of Credit issued for its account or an L/C Draft related thereto (such obligation of each of the Borrowers to reimburse the Issuing Lender or the Administrative Agent for an advance made under a Facility Letter of Credit or L/C Draft being hereinafter referred to as a "REIMBURSEMENT OBLIGATION" with respect to such Facility Letter of Credit or L/C Draft), each such payment to be made by the applicable Borrower to the Administrative Agent no later than 2:00 p.m. (Indianapolis time) on the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or, in the case of any other draw on a Facility Letter of Credit, 2:00 p.m. (Indianapolis time) on the date specified in a demand by the Administrative Agent and such payment shall be made in the applicable currency in which such Facility Letter of Credit was issued. Any Issuing Lender may direct the Administrative Agent to make such demand with respect to Facility Letters of Credit issued by such Issuing Lender.

               (a) If any Borrower (other than Brightpoint BV2) at any time fails to repay a Reimbursement Obligation pursuant to this Section 2.22, such Borrower shall be deemed to have elected to borrow a Revolving Loan from the applicable Lenders, as of the date of the Advance giving rise to the Reimbursement Obligation equal in amount to the amount of the unpaid Reimbursement Obligation. Such Revolving Loan shall be made as of the date of the payment giving rise to such Reimbursement Obligation, automatically, without notice and without any requirement to satisfy the conditions precedent otherwise applicable to an Advance of Revolving Loans if such Borrower shall have failed to make such payment to the Administrative Agent for the account of the applicable Issuing Lender prior to such time. Such Revolving Loans shall constitute a Base Rate Advance, the proceeds of which Advance shall be used to repay such Reimbursement Obligation. If, for any reason, such Borrower fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the Lenders are unable to make or have no obligation to make a Revolving Loan, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Base Rate Advance.

               (b) If Brightpoint BV2 at any time fails to repay a Reimbursement Obligation pursuant to this Section 2.22, Brightpoint BV2 shall be deemed to have authorized the applicable Issuing Lender to liquidate any Collateral held as



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          security for the Secured Facility Letters of Credit in an amount equal to the amount of the unpaid Reimbursement Obligation (or as close thereto as is reasonably practicable given the types and maturities of Collateral held) and to apply the proceeds thereof to the repayment of such Reimbursement Obligation. Such liquidation and application shall be made as of the date of the payment giving rise to such Reimbursement Obligation, automatically and without notice if Brightpoint BV2 shall have failed to make such payment to the Administrative Agent for the account of the applicable Issuing Lender prior to such time. If, for any reason, Brightpoint BV2 fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the applicable Issuing Lender is unable to liquidate Collateral for application to such Reimbursement
          Obligations, then , Brightpoint, as a guarantor of such Obligations, shall be deemed to have elected to borrow a Revolving Loan from the applicable Lenders, as of the date of the Advance giving rise to the Reimbursement Obligation equal in amount to the amount of the unpaid Reimbursement Obligation. Such Revolving Loan shall be made as of the date of the payment giving rise to such Reimbursement Obligation, automatically, without notice and without any requirement to satisfy the conditions precedent otherwise applicable to an Advance of Revolving Loans. Such Revolving Loans shall constitute a Base Rate Advance, the proceeds of which Advance shall be used to repay such Reimbursement Obligation. If, for any reason, Brightpoint BV2 fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason the applicable Issuing Lender is unable to liquidate Collateral for application to such Reimbursement Obligations and, for any reason, the Lenders are unable to make or have no obligation to make a Revolving Loan to Brightpoint, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Base Rate Advance.

          2.23 Cash Collateral. (a) Post-Default Collateral. Notwithstanding anything to the contrary herein or in any application for a Facility Letter of Credit, after the occurrence and during the continuance of Default, each Borrower shall, upon the Administrative Agent's demand, deliver to the Administrative Agent for the benefit of the Lenders, cash, or other collateral of a type satisfactory to the Required Lenders, having a value, as determined by such Lenders, equal to the aggregate outstanding L/C Obligations of such Borrower. Any such collateral shall be held by the Administrative Agent in a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Facility Letters of Credit and retained by the Administrative Agent for the benefit of the Lenders as collateral security for the Borrowers' obligations in respect of this Agreement and each of the Facility Letters of Credit and L/C Drafts. Such amounts shall be applied to reimburse the Administrative Agent or each Issuing Lender, as applicable, for drawings or payments under or pursuant to Facility Letters of Credit or L/C Drafts, or if no such reimbursement is required, to payment of such of the other Obligations as the Administrative Agent shall determine. If no Default shall be continuing, amounts remaining in any cash collateral account established pursuant to this Section 2.23 which are not to be applied to



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     reimburse the Administrative Agent for amounts actually paid or to be paid by the Administrative Agent in respect of a Facility Letter of Credit or L/C Draft, shall be returned to the applicable Borrower (after deduction of the Administrative Agent's expenses incurred in connection with such cash collateral account).

               (b) Brightpoint BV2 Collateral. Notwithstanding anything to the contrary herein or in any application for a Facility Letter of Credit, Brightpoint BV2 shall deliver to the applicable Issuing Lender (or to the Administrative Agent) for the benefit of the Lenders, cash, or other Cash Equivalents of a type satisfactory to the Administrative Agent, having a value, at all times, equal to the aggregate outstanding L/C Obligations of Brightpoint BV2. Any such collateral shall be held by the Administrative Agent (or the applicable Issuing Lender) in a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Facility Letters of Credit issued for the account of Brightpoint BV2 and retained by the Administrative Agent (or the applicable Issuing Lender) for the benefit of the Lenders as collateral security for Brightpoint BV2's obligations in respect of this Agreement and each of the Facility Letters of Credit issued for its account and L/C Drafts related thereto. Such amounts shall be applied to reimburse the Administrative Agent or each Issuing Lender, as applicable, for drawings or payments under or pursuant to Facility Letters of Credit issued for the account of Brightpoint BV2 or L/C Drafts thereunder.

     1.5. Section 6.1(A) of the Credit Agreement is amended to delete the terms of clauses (i) thereof in its entirety and to substitute the following therefor:

          (i)  [Intentionally Omitted].

     1.6. Section 6.1(A) of the Credit Agreement is further amended to insert the phrase ", chief accounting officer or treasurer" immediately after the phrase "chief financial officer" contained in clause (ii) thereof.

     1.7. Section 6.1(A) of the Credit Agreement is further amended to insert the phrase ", chief accounting officer" immediately after the phrase "chief financial officer" contained in clause (iv) thereof.

     1.8. Section 6.1(J) of the Credit of the Credit Agreement is amended to insert the phrase ", chief accounting officer" immediately after the phrase "chief financial officer" contained therein.

     1.9. Section 6.3(A) of the Credit Agreement is amended to delete clause (j) thereof in its entirety and to substitute the following therefor:

          (j) other Indebtedness provided such other Indebtedness does not exceed in the aggregate outstanding at any time five percent (5.00%) of Total Capital; and

     1.10. Section 6.3(B) is amended to delete the terms of clause (iv) thereof in its entirety and to substitute the following therefor:


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               (iv) other sales, assignments, transfers, leases, conveyances or other dispositions of other assets not covered by clause (v) below if such transaction (a) is for all cash consideration with respect to any Collateral which is sold, (b) is for not less than fair market value, and (c) when combined with all such other sales, assignments, transfers, conveyances or other dispositions (i) in the immediately preceding twelve-month period represents the disposition of not greater than five percent (5.00%) of Brightpoint's Total Capital as of the beginning of such 12-month period and (ii) in the period from the Original Closing Date to the date of such transaction represents the disposition of not greater than seven and one-half percent (7.50%) of the sum of (a) Brightpoint's consolidated net worth as of December 31, 1997 and (b) the original outstanding principal balance of the LYONS; and

     1.11. Section 6.3(C) of the Credit Agreement is amended to delete the terms thereof in their entirety and to substitute the following therefor:

          (C) Liens. Neither Brightpoint nor any of its Subsidiaries shall directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any of their respective property or assets except:

          (i) Liens created by the Loan Documents;

          (ii) Permitted Existing Liens;

          (iii) Customary Permitted Liens;

          (iv) purchase money Liens (including the interest of a lessor under a Capitalized Lease and Liens to which any property is subject at the time of the acquisition thereof by Brightpoint or one of its Subsidiaries) securing Permitted Purchase Money Indebtedness; provided that such Liens shall not apply to any property of Brightpoint or its Subsidiaries other than that purchased or subject to such Capitalized Lease;

          (v) any Liens on any Foreign Receivables that are subject to a Permitted Receivables Financing;

          (vi) Liens on cash or Cash Equivalents of Brightpoint BV2 to secure Facility Letters of Credit issued for the account of Brightpoint BV2 pursuant to Section 2.20; and

          (vii) Liens on assets of Subsidiaries which are not Domestic Subsidiaries (other than stock of Subsidiaries) to secure other Indebtedness, provided (a) such Indebtedness is incurred in compliance with the terms of Section 6.3(A) and (b) the aggregate outstanding principal balance of Indebtedness secured by such Liens does not at any time exceed five percent (5.00%) of Total Capital.

          In addition, neither Brightpoint nor any or its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien or require the sharing of a Lien on any of its properties or other assets in favor of the Administrative Agent for the benefit of itself and the Holders of Secured Obligations, as additional collateral for the Obligations;


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     provided that any agreement, note, indenture or other instrument in connection with Permitted Purchase Money Indebtedness (including Leases) may prohibit the creation of a Lien in favor of the Administrative Agent for the benefit of itself and the Holders of the Secured Obligations on the items of property obtained with the proceeds of such Permitted Purchase Money Indebtedness.

     1.12. Section 6.3(D) of the Credit Agreement is amended to delete the terms thereof in their entirety and to substitute the following therefor:

          (D) Investments. Except for Permitted Existing Investments in an amount not greater than the amount thereof on the Closing Date and except to the extent permitted pursuant to paragraph (G) below, neither Brightpoint nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:

               (i) Investments in Cash Equivalents;

               (ii) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (iii) Investments consisting of deposit accounts maintained by Brightpoint and its Subsidiaries in connection with its cash management system in the ordinary course of business and consistent with past practice;

               (iv) Investments consisting of Indebtedness permitted pursuant to
          Section 6.3(A)(c) or other Investments in any Disqualified Subsidiary; provided the Disqualified Subsidiary Investment shall not exceed seventeen and one-half percent (17.50%) of Total Capital at any time; and

               (v) other Investments in any Person, including in connection with Permitted Acquisitions, provided the aggregate purchase price for such Permitted Acquisitions and the aggregate amount of such other Investments during any fiscal year does not exceed five percent (5.0%) of Total Capital determined based upon the financial statements most recently delivered pursuant to the terms of Section 6.1(A).

     1.13. Section 6.3(E) of the Credit Agreement is amended to delete clause
(vii) thereof in its entirety and to substitute the following therefor:

          (vii) Contingent Obligations consisting of guaranties by Brightpoint of all of its Subsidiaries' obligations with respect to and in connection with Permitted Receivables Financings;

     1.14. Section 6.3(G) of the Credit Agreement is amended to delete the second sentence thereof in its entirety and to substitute the following therefor:

          Other than in connection with the Facility Letters of Credit issued for the account of Brightpoint BV2 in accordance with the terms hereof, Brightpoint shall not permit Brightpoint BV1 or Brightpoint BV2 to engage, either directly or indirectly in any


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     operating business enterprise but shall solely own the Capital Stock of their respective Subsidiaries.

     1.15. Section 6.3(G)(3) of the Credit Agreement is amended to delete the reference to Section 6.3(D)(vii) therein and to substitute a reference to
Section 6.3(D)(v) therefor.

     1.16. Section 6.4(D) of the Credit Agreement is amended to delete the lead in language in clause (1) thereof in its entirety and to substitute the following therefor:

          (1) Brightpoint shall not permit the ratio ("ADJUSTED LEVERAGE RATIO") of (i) the sum of (a) Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money, plus (b) Capitalized Lease Obligations minus (c) the lesser of (i) the Dollar Amount of all cash or Cash Equivalents pledged as security for the Secured Facility Letters of Credit and (ii) the aggregate amount available for drawing under the Secured Facility Letters of Credit to (ii) EBITDA as at the end of any of the quarters set forth below to be greater than:

     1.17. Section 6.4(D) of the Credit Agreement is further amended to delete the lead in language in clause (2) thereof in its entirety and to substitute the following therefor:

          (2)  Brightpoint shall not permit the ratio ("SENIOR DEBT RATIO") of
     (i) the sum of (a) Indebtedness other than the Permitted Subordinated Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money plus (b) Capitalized Lease Obligations minus (c) the lesser of (i) the Dollar Amount of all cash or Cash Equivalents pledged as security for the Secured Facility Letters of Credit and (ii) the aggregate amount available for drawing under the Secured Facility Letters of Credit to (ii) EBITDA as at the end of any of the quarters set forth below to be greater than:

     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of June 28, 2000, if, and only if, the Administrative Agent shall have received each of the following:

          (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders; and

          (b) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

     3. Conditions to Facility Letters of Credit for Brightpoint BV2. The provisions of this Amendment enabling Brightpoint BV2 to have issued for its account Facility Letters of Credit pursuant to Section 2.20 of the Credit Agreement shall become effective if, and only if and when, the Administrative Agent shall have received each of the following:

          (a) a joinder agreement in form and substance acceptable to the Administrative Agent duly executed by Brightpoint BV2 and the Administrative Agent pursuant to which Brightpoint BV2 becomes a party to the Credit Agreement, acknowledged and agreed to by each of the other Borrowers and Guarantors;



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          (b)  a duly completed Guarantor Assumption Letter;

          (c) an opinion of counsel to Brightpoint BV2 in form and substance reasonably acceptable to the Administrative Agent with respect to, among other things: due authorization, execution and delivery; enforceability; no conflict; and perfection of security interests;

          (d) corporate documentation and other documentation in form and substance reasonably acceptable to the Administrative Agent; and

          (e) each of the entities parties to any of the Pledge Agreements as pledgors shall have entered into reaffirmations of such Pledge Agreements

     4. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     5. Reference to the Effect on the Credit Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

          (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative

Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

     7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

     10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

     11. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                            BRIGHTPOINT, INC.,
                            as a Borrower and Guarantor

                            By:  /s/ Steven E. Fivel
                                     ---------------
                                     Name:  Steven E. Fivel
                                     Title:  Executive Vice President, General
                                             Counsel and Secretary

                            BRIGHTPOINT INTERNATIONAL LTD.,
                            as a Borrower and Guarantor

                            By:  /s/ Steven E. Fivel
                                     ---------------
                                     Name:  Steven E. Fivel
                                     Title:  Executive Vice President,
                                             Secretary

                            BRIGHTPOINT LATIN AMERICA, INC.,
                            as a Guarantor

                            By:  /s/ Steven E. Fivel
                                     ---------------
                                     Name:  Steven E. Fivel
                                     Title:  Executive Vice President, General
                                             Counsel and Secretary
                            WIRELESS FULFILLMENT SERVICES LLC,
                            as a Guarantor

                            By:  BRIGHTPOINT, INC., its Managing Member

                            By:  /s/ Steven E. Fivel
                                     ---------------
                                     Name:  Steven E. Fivel
                                     Title:  Executive Vice President, General
                                             Counsel and Secretary

                            BRIGHTPOINT AUSTRALIA PTY LIMITED,
                            as a Subsidiary Borrower and a Guarantor

                            By:  /s/ Steven E. Fivel
                                     ---------------
                                     Name:  Steven E. Fivel
                                     Title:  Director

                            BRIGHTPOINT CHINA LIMITED,
                            as a Subsidiary Borrower and a Guarantor

                            By:  /s/ Steven E. Fivel
                                     ---------------
                                     Name:  Steven E. Fivel
                                     Title:  Director


                            BANK ONE, INDIANA, NATIONAL
                            ASSOCIATION, as the
                            Administrative Agent, the Swing
                            Line Lender, an Issuing Lender
                            and as a Lender

                            By:  /s/ Scott A. Dvornik
                                     ----------------
                                     Name:  Scott A. Dvornik
                                     Title:  Vice President

                            ABN AMRO BANK N.V.,
                            as the Alternate Currency Lender


                            By:  /s/ Wesley P. Pascavis
                                     ------------------
                                     Name:  Wesley P. Pascavis
                                     Title:  Senior Vice President and Managing
                                             Director

                            By:  /s/ David E. Collignon
                                     ------------------
                                     Name:  David E. Collignon
                                     Title:  Vice President

                            FLEET NATIONAL BANK
                            as a Lender

                            By:  /s/ Harvey H. Thayer, Jr.
                                     ---------------------
                                     Name:  Harvey H. Thayer, Jr.
                                     Title:  Managing Director

                            FIRST UNION NATIONAL BANK,
                            as a Lender

                            By:
                               ---------------------------
                                     Name:
                                     Title:

                            SUNTRUST BANK OF CENTRAL FLORIDA,
                            NATIONAL ASSOCIATION,
                            as a Lender

                            By:
                               ---------------------------
                                     Name:
                                     Title:

                            THE BANK OF NOVA SCOTIA,
                            as a Lender

                            By: /s/ N. Bell
                                -----------
                                    Name:  N. Bell
                                    Title:  Assistant Agent

                            THE PROVIDENT BANK,
                            as a Lender

                            By:
                               ---------------------------
                                     Name:
                                     Title:

                            THE BANK OF TOKYO-MITSUBISHI, LTD.
                            CHICAGO BRANCH,
                            as a Lender

                            By:
                               ---------------------------
                                     Name:
                                     Title:

                            THE FUJI BANK, LIMITED,
                            as a Lender

                            By: /s/ James Fayen
                                ---------------
                                    Name:  James Fayen
                                    Title: Senior Vice President & Senior
                                           Team Leader

                            NATIONAL CITY BANK OF INDIANA,
                            as a Lender

                            By:  /s/ Thomas R. Groh
                                 ------------------
                                     Name:  Thomas R. Groh
                                     Title:  Corp. Banking Officer

                            NATIONAL BANK OF CANADA,
                            as a Lender

                            By:  /s/ Thomas E. Roberts
                                 ---------------------
                                     Name:  Thomas E. Roberts
                                     Title:  Vice President